================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 25, 2006


                     AMERICAN PHYSICIANS SERVICE GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


         TEXAS                        0-11453                    75-1458323
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                          1301 CAPITAL OF TEXAS HIGHWAY
                                   SUITE C-300
                               AUSTIN, TEXAS 78746
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 328-0888
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 25, 2006, American Physicians Service Group, Inc. ("APS") issued a press release announcing that it has agreed to an increase in the purchase price for its long-time client, American Physicians Insurance Exchange ("APIE"). APIE has also agreed to this change.

         The revised purchase price is $39 million, comprised of approximately
2.1 million shares of APS common stock issued to the policyholders of APIE and the assumption of approximately $10.4 million in obligations, which will be converted to APS preferred stock with a 3% dividend and a cash redemption requirement payable evenly over ten years. The merger remains subject to approval by the Texas Department of Insurance, necessary filings with the SEC, and the approval of the shareholders of APS and subscriber-policyholders of APIE. The companies hope to complete the transaction by December 31, 2006.

         Attached hereto as an exhibit and incorporated by reference herein is a copy of the press release dated August 25, 2006. Also attached hereto as exhibits and incorporated by reference herein are the merger agreement and the amendment to the merger agreement. As permitted under Item 601(b) of Regulation S-K, the merger agreement is filed with this report without disclosure schedules. APS will provide a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

         In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. APS' SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The final proxy statement/prospectus will be mailed to APS' shareholders. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, www.sec.gov, or from APS's website at www.amph.com or by contacting: Mr. Kenneth Shifrin, Chairman of the Board (or) Mr. W. H. Hayes, Senior Vice President - Finance; American Physicians Service Group, Inc.; 1301 Capital of Texas Highway, C-300; Austin, Texas 78746.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description

  2.1 Merger Agreement and Plan of Merger, dated as of June 1, 2006, by and between American Physicians Service Group, Inc., American Physicians Insurance Exchange and APSG ACQCO, Inc.

  2.2 Amendment to Merger Agreement and Plan of Merger, dated as of August 25, 2006, by and between American Physicians Service Group, Inc., American Physicians Insurance Exchange and APSG ACQCO, Inc.

99.1           Press Release issued by American Physicians Service Group, Inc.
               on August 25, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 25, 2006               American Physicians Service Group, Inc.

                                    Signed: /s/ W.H. Hayes
                                           ----------------------
                                    Name:    W. H. Hayes


                                    Title:   Senior Vice President - Finance

                                  EXHIBIT INDEX


Exhibit No.    Description

  2.1 Merger Agreement and Plan of Merger, dated as of June 1, 2006, by and between American Physicians Service Group, Inc., American Physicians Insurance Exchange and APSG ACQCO, Inc.

  2.2 Amendment to Merger Agreement and Plan of Merger, dated as of August 25, 2006, by and between American Physicians Service Group, Inc., American Physicians Insurance Exchange and APSG ACQCO, Inc.

99.1           Press Release issued by American Physicians Service Group, Inc.
               on August 25, 2006.